UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2017

ANDEAVOR LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	001-35143	27-4151603

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828

(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Amendment to the Credit Facilities

Andeavor Logistics LP, a Delaware limited partnership (“we” or the “Company”) entered into that certain Agreement and Consent, dated as of November 9, 2017 (the “Consent”), among the Company, certain subsidiaries of the Company, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “Administrative Agent”), and the lenders (the “Lenders”) under the Company’s incremental revolving credit facility under that certain credit agreement dated January 29, 2016 (the “Dropdown Credit Facility”), and revolving credit facility under that certain third amended and restated revolving credit agreement dated January 29, 2016 (the “Revolving Credit Facility,” and, together with the Dropdown Credit Facility, the “Credit Facilities”).

The Consent constitutes an agreement among us, the Administrative Agent and the Lenders that the Investment Grade Date (as defined in the Credit Facilities) is deemed to have occurred, and results in the release of all collateral pledged by us and certain of our subsidiaries under the Credit Facilities. As a result, from and following November 9, 2017, we and our subsidiaries are no longer required to secure the obligations under the Credit Facilities.

The foregoing description of the Consent is not complete and is qualified in its entirety by reference to the Consent, which is filed as Exhibits 10.1 and 10.2 hereto and incorporated by reference in this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
10.1
Agreement and Consent, dated as of November 9, 2017, among Andeavor Logistics LP, certain subsidiaries of Andeavor Logistics LP party thereto, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

10.2
Agreement and Consent, dated as of November 9, 2017, among Andeavor Logistics LP, certain subsidiaries of Andeavor Logistics LP party thereto, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2017

ANDEAVOR LOGISTICS LP

By:	Tesoro Logistics GP, LLC
Its general partner

By:	/s/ BLANE W. PEERY
Blane W. Peery Vice President and Controller

INDEX TO EXHIBITS

Exhibit Number	Description
10.1*
Agreement and Consent, dated as of November 9, 2017, among Andeavor Logistics LP, certain subsidiaries of Andeavor Logistics LP party thereto, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

10.2*
Agreement and Consent, dated as of November 9, 2017, among Andeavor Logistics LP, certain subsidiaries of Andeavor Logistics LP party thereto, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

* Filed herewith.